Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of April 28, 2017 (the “Fourth Amendment Effective Date”), is among CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 15, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B             The parties desire to enter into this Fourth Amendment to (i) replace Annex I to the Credit Agreement to reflect the reallocation of Lenders’ Applicable Revolving Credit Percentages and Maximum Revolving Credit Amounts and (ii) reflect the increase of the Borrowing Base from $250,000,000 to $350,000,000, in each case upon the terms and conditions set forth herein and in each case to be effective as of the Fourth Amendment Effective Date.

C.            The Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to enter into this Fourth Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended by this Fourth Amendment.  Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.              Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1          Additional Definition.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of April 28, 2017, among the Borrower,

the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

2.2          Amended and Restated Definition.  The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Engagement Letter and the Security Instruments.

2.3          Replacement of Annex I.  Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.  After giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender who holds Revolving Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fourth Amendment) of all Revolving Loans shall advance new Revolving Loans which shall be disbursed to the Administrative Agent and used to repay Revolving Loans outstanding to each Lender who holds Revolving Loans in an aggregate amount greater than its Applicable Percentage of all Revolving Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fourth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fourth Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Revolving Loans and adjustments described in this Section 2.3.

Section 3.              Redetermination of Borrowing Base.  The Lenders hereby agree that for the period from and including the Fourth Amendment Effective Date, but until the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.08(e) of the Credit Agreement or Section 8.13(c) of the Credit Agreement, whichever occurs first, the amount of the Borrowing Base shall be increased from $250,000,000 to $350,000,000, which redetermination of the Borrowing Base shall constitute the April 1, 2017 Scheduled Redetermination of the Borrowing Base.  This Section 3 constitutes the New Borrowing Base Notice April 1, 2017 Scheduled Redetermination of the Borrowing Base.

Section 4.              Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the following:

4.1          Counterparts. The Administrative Agent shall have received counterparts of this Fourth Amendment from the Credit Parties and each of the Lenders.

4.2          Fees and Expenses.  The Administrative Agent shall have received all fees and

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other amounts due and payable on or prior to the Fourth Amendment Effective Date including, without limitation, the Fourth Amendment Upfront Fees referred to in Section 4.3 below.

4.3          Upfront Fee.  The Administrative Agent shall have received, for the account of each of the Fourth Amendment Increasing Lenders (as defined below) party to this Fourth Amendment (including, without limitation, JPMorgan Chase Bank, N.A.), mutually agreeable upfront fees (the “Upfront Fees”) for each such Fourth Amendment Increasing Lender on the amount of such Fourth Amendment Increasing Lender’s Fourth Amendment Increased Commitment (as defined below).  As used herein, “Fourth Amendment Increasing Lender” means each Lender whose Revolving Credit Commitment after giving effect to the increase to the Borrowing Base pursuant to Section 3 of this Fourth Amendment exceeds such Lender’s Revolving Credit Commitment, if any, that was in effect immediately prior to giving effect to the increase to the Borrowing Base pursuant to Section 3 of this Fourth Amendment, and “Fourth Amendment Increased Commitment” means the amount of such excess.

4.4          Revolving Notes.  The Administrative Agent shall have received duly executed Revolving Credit Notes payable to each Lender requesting a Revolving Credit Note in principal amounts equal to its Maximum Revolving Credit Amount (as amended hereby), dated as of the Fourth Amendment Effective Date.

4.5          Other. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

Section 5.              Post-Closing Mortgage and Title.  No later than May 12, 2017 (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received (a) title information in form and substance reasonably acceptable to the Administrative Agent covering additional Proved Oil and Gas Properties evaluated by the most recently completed Reserve Report such that, after giving effect thereto, the Administrative Agent shall have received satisfactory title information on at least 80% of the total value of the Proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report and (b) executed counterparts of Security Instruments granting to the Administrative Agent a first-priority perfected Lien (subject only to Excepted Liens) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that, after giving effect thereto, the Mortgaged Properties shall represent at least 85% of the total value of the Proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report.

Section 6.              Miscellaneous.

6.1          Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in

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connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2          Ratification and Affirmation of Credit Parties.  Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Fourth Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Fourth Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fourth Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.

6.3          Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4          No Oral Agreement.  THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

6.5          Governing Law.  THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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6.6          Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7          Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8          Successors and Assigns.  This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

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The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

CENTENNIAL RESOURCE MANAGEMENT, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Brad Elliott
Name:	Brad Elliott
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

COMERICA BANK, as a Lender

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Relationship Manager

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ben Leonard
Name:	Ben Leonard
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CITIBANK, N.A., as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

ANNEX I

ALLOCATION OF MAXIMUM REVOLVING CREDIT AMOUNTS

Name of Lender	Applicable Revolving Credit Percentage	Maximum Revolving Credit Amount
JPMorgan Chase Bank, N.A.	12.76190476%	$63,809,523.80
Wells Fargo Bank, N.A.	12.76190475%	$63,809,523.75
Comerica Bank	12.76190475%	$63,809,523.75
BMO Harris Bank, N.A.	10.28571429%	$51,428,571.45
Canadian Imperial Bank of Commerce, New York Branch	10.28571429%	$51,428,571.45
U.S. Bank National Association	10.28571429%	$51,428,571.45
Citibank, N.A.	10.28571429%	$51,428,571.45
Deutsche Bank AG, New York Branch	10.28571429%	$51,428,571.45
Fifth Third Bank	10.28571429%	$51,428,571.45
TOTAL	100.00000000%	$500,000,000.00